UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 16, 2026, Canopy Growth Corporation (“Canopy Growth”) issued a press release announcing, among other things, that it completed its previously announced acquisition of all of the issued and outstanding common shares (the “MTL Shares”) in the capital of MTL Cannabis Corp. (“MTL”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure.

The information set forth and incorporated by reference in Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01.	Other Events.

On March 16, 2026, Canopy Growth completed the acquisition of all of the issued and outstanding MTL Shares pursuant to the arrangement agreement between Canopy Growth and MTL, dated as of December 14, 2025 (as amended, the “Arrangement Agreement”), on the basis of 0.32 of a common share of Canopy Growth (each whole share, a “Canopy Growth Share”) and C$0.144 in cash for each MTL Share, or approximately 41.2 million Canopy Growth Shares and $18.5 million in cash in the aggregate, by way of a plan of arrangement under the Canada Business Corporations Act (the “Arrangement”). In addition, 2,956,391 Canopy Growth Shares were issued under the Arrangement to certain former shareholders (the “MC Shareholders”) of Montreal Cannabis Medical, Inc. (“MC”) in exchange for a release of all prior obligations owing to the former MC Shareholders in connection with MTL’s prior acquisition of MC. The Canopy Growth Shares issued to the MC Shareholders are subject to an 18-month restriction on transfer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Thomas Stewart
Thomas Stewart
Chief Financial Officer

Date: March 16, 2026